Exhibit 10.1

AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of October 30, 2015

among

JARDEN CORPORATION,

as the US Borrower,

BARCLAYS BANK PLC,

as Administrative Agent and Collateral Agent,

and

THE LENDERS AND L/C ISSUERS PARTY HERETO

BARCLAYS BANK PLC, CREDIT SUISSE SECURITIES (USA) LLC and UBS SECURITIES LLC

as Joint Lead Arrangers and Joint Book-Running Managers

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, HSBC BANK USA, N.A. and WELLS FARGO SECURITIES, LLC,

as Joint Book-Running Managers,

J.P. MORGAN SECURITIES LLC and PNC BANK,

as Co-Documentation Agents

and

BARCLAYS BANK PLC,

as Syndication Agent

AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of October 30, 2015 (this “Amendment”), among JARDEN CORPORATION, a Delaware corporation (the “US Borrower” or the “Borrower Representative”), BARCLAYS BANK PLC, as administrative agent and collateral agent for the Lenders and the L/C Issuers (in such capacities, together with any successor in such capacities, the “Administrative Agent”) and each Lender party hereto, amends certain provisions of the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 19, 2014 (as amended, supplemented, restated and/or otherwise modified from time to time, the “Credit Agreement”), among the US Borrower and the Luxembourg Borrower (as defined in the Credit Agreement), the Lenders and the L/C Issuers party thereto from time to time and the Administrative Agent.

Unless otherwise specified herein, all capitalized terms used in this Amendment shall have the meanings ascribed to such terms in the Credit Agreement.

WITNESSETH:

WHEREAS, pursuant to, and subject to the terms and conditions of, Section 2.01(c) (Facilities Increase) of the Credit Agreement, the Borrower Representative has requested on behalf of the US Borrower pursuant to a Facilities Increase Notice, an increase (the “Amendment Number 2 Facilities Increase”) in the aggregate principal amount of the Tranche A Term Loan Facility to be effectuated by the disbursement of one or more additional Tranche A Term Loans to the US Borrower, in an aggregate principal amount of $200,000,000 (the “New Tranche A Term Loans”);

WHEREAS, certain existing Lenders and certain other Persons as provided herein who are Eligible Assignees have committed to participate in the New Tranche A Term Loans by forwarding their commitment thereof to the Administrative Agent in accordance with Section 2.01(c) (Facilities Increase) of the Credit Agreement (collectively, the “Incremental Tranche A Term Lenders”);

WHEREAS, in connection with its incurrence of New Tranche A Term Loans, the US Borrower intends to acquire (the “Acquisition”) all of the equity interests of Visant Holding Corp., a Delaware corporation, by means of a merger of one of the US Borrower’s wholly-owned subsidiaries with and into Visant Holding Corp. pursuant to an agreement and plan of merger by and among the US Borrower, Visant Holding Corp. and one of the US Borrower’s wholly-owned subsidiaries;

WHEREAS, pursuant to Section 10.01(a) (Amendments, Etc.) of the Credit Agreement, the Administrative Agent is permitted to, with the consent of the Borrowers, amend, modify or supplement the Credit Agreement to cure any errors (including, but not limited to, typographical errors, incorrect cross-references or incorrectly-named defined terms), defect, ambiguity, inconsistency or any other error or omission of a technical nature without any further action or consent of any other Lender; and

WHEREAS, the Borrower Representative, each Guarantor party to the Guarantor Consent (as defined below), the Lenders executing this Amendment and the Administrative Agent agree, subject to the limitations and conditions set forth herein, to amend certain provisions of the Credit Agreement, in each case, as more fully described herein necessary to implement the Amendment Number 2 Facilities Increase and pursuant to Section 10.01(a) (Amendments, Etc.) of the Credit Agreement, the Borrowers, each Guarantor party to the Guarantor Consent (as defined below), and the Administrative Agent agree, subject to the limitations and conditions set forth herein, to amend the Credit Agreement to cure an error of a technical nature in Section 2.08(e)(ii) (the Credit Agreement as amended hereby, the “Amended Credit Agreement”);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Certain Amendments to the Credit Agreement. As of the Amendment Number 2 Effective Date (as defined below), and subject to the satisfaction of the conditions set forth in Section 4 (Conditions to Effectiveness) hereof:

(a) Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by inserting the following definitions in such Section 1.01 in the appropriate place to preserve the alphabetical order of the definitions in such Section 1.01:

“Amendment Number 2 Effective Date” means the date on which the Amendment Number 2 to Amended and Restated Credit Agreement shall have become effective in accordance with its terms.

“Amendment Number 2 to Amended and Restated Credit Agreement” means that certain Amendment No. 2 to this Agreement, dated as of October 30, 2015, among the Borrower Representative, the Administrative Agent and the Lenders party thereto and consented to by the Luxembourg Borrower.

“Amendment Number 2 Guarantor Consent” means that certain Consent, Agreement and Affirmation of Guaranty and Pledge and Security Agreement in the form attached as Exhibit A to the Amendment Number 2 to Amended and Restated Credit Agreement, dated as of October 30, 2015 and executed by each of the Guarantors.

(b) Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by amending and restating the following defined terms in their entirety to read as follows:

“Additional Tranche A Term Loan” means each New Tranche A Term Loan made to the US Borrower on the Restatement Date or on the Amendment Number 2 Effective Date, as the case may be, by a Tranche A Term Lender that has executed a joinder to the Fifth Amendment or Amendment Number 2 to the Amended and Restated Credit Agreement, as the case may be, in the capacity as “Additional Tranche A Term Lender.”

“Increased Tranche A Term Loan” means each New Tranche A Term Loan made to the US Borrower on the Restatement Date or Amendment Number 2 Effective Date, as the case may be, by a Tranche A Term Lender that holds Tranche A Term Loans immediately prior to the Restatement Date or Amendment Number 2 Effective Date, as the case may be, in addition to such Lender’s Exchanged Tranche A Term Loans.

“New Tranche A Term Loans” means the new tranche of Tranche A Term Loans made pursuant to the Fifth Amendment and pursuant to Amendment Number 2 to Amended and Restated Credit Agreement, as the case may be.

“Tranche A Term Loan” means the New Tranche A Term Loans made pursuant to and in accordance with the Fifth Amendment on the Restatement Date, Amendment Number 2 to Amended and Restated Credit Agreement on the Amendment Number 2 Effective Date or pursuant to the Tranche A Term Loan Facility, as described in Section 2.01(c) (Facilities Increase), and including, for the avoidance of doubt, all Exchanged Tranche A Term Loans, all Increased Tranche A Term Loans and all Additional Tranche A Term Loans. Unless otherwise expressly distinguished herein, each use of the term “Tranche A Term Loan” shall include any Incremental Tranche A Term Loan.

“Tranche A Term Loan Facility” means (w) the Tranche A Term Loan Commitments, (x) the facility described in the Fifth Amendment providing for a Tranche A Term Loan to the US Borrower by the Tranche A Term Loan Lenders on the Restatement Date in an aggregate principal amount of $660,000,000, (y) the facility described in Amendment Number 2 to Amended and Restated Credit Agreement providing for a Tranche A Term Loan to the US Borrower by the Tranche A Term Loan Lenders on the Amendment Number 2 Effective Date in an aggregate principal amount of $200,000,000 and (z) the Incremental Tranche A Term Loans made pursuant to the facility described in Section 2.01(c) (Facilities Increase) providing for one or more Incremental Tranche A Term Loans to the US Borrower by the Tranche A Term Loan Lenders.

(c) The defined term “Loan Documents” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by adding the phrase “, Amendment Number 2 to Amended and Restated Credit Agreement, the Amendment Number 2 Guarantor Consent” after the phrase “Amendment Number 1 Guarantor Consent” and before the word “and” therein.

(d) Section 2.08(d) (Repayment of Loans) of the Credit Agreement is hereby amended by amending and restating the following Section 2.08(d) in its entirety to read as follows:

“(d) to the Tranche A Term Loan Lenders, the aggregate principal amount of all Tranche A Term Loans outstanding on the following dates (or, if any such date is not a Business Day, the next succeeding Business Day) in an amount equivalent to the percentage set forth opposite such date of (i) with respect to the first three dates listed below, the Outstanding Amount of the Tranche A Term Loans on the Restatement Date and (ii) with respect to each other date listed below, $200,000,000 plus $667,792,208 (after giving effect to any Borrowing of the Tranche A Term Loans on such date), and subject to adjustments for prepayments made pursuant to Section 2.06 (Prepayments):

Date	Amount
March 31, 2015	1.25%
June 30, 2015	1.25%
September 30, 2015	1.25%
December 31, 2015	1.25%
March 31, 2016	1.25%
June 30, 2016	1.25%
September 30, 2016	1.25%
December 31, 2016	1.25%
March 31, 2017	1.25%
June 30, 2017	1.25%
September 30, 2017	1.25%
December 31, 2017	1.25%
March 31, 2018	1.25%
June 30, 2018	1.25%
September 30, 2018	1.25%
December 31, 2018	1.25%
March 31, 2019	20.00%
June 30, 2019	20.00%
September 30, 2019	20.00%

Tranche A Term Loan Maturity Date	the entire unpaid principal balance of the Tranche A Term Loans

For the avoidance of doubt, the US Borrower shall repay the entire unpaid principal balance of the Tranche A Term Loans on the Tranche A Term Loan Maturity Date.”

(e) Section 2.08(e)(ii) (Repayment of Loans) of the Credit Agreement is hereby amended by amending and restating the following section 2.08(e)(ii) in its entirety to read as follows:

“(e)(ii) to the Tranche B1 Term Loan Lenders, the aggregate principal amount of all Tranche B1 Term Loans outstanding on the following dates (or, if any such date is not a Business Day, the next succeeding Business Day) in an amount equivalent to the percentage set forth opposite such date of (i) with respect to the first seven dates listed below, the Outstanding Amount of the Tranche B1 Term Loans on the Fourth Amendment Effective Date and (ii) with respect to each other date listed below, $300,000,000 plus $755,343,512 (after giving effect to any Borrowing of the Tranche B1 Term Loans on such date), and subject to adjustments for prepayments made pursuant to Section 2.06 (Prepayments):

Date	Amount
December 31, 2013	0.25%
March 31, 2014	0.25%
June 30, 2014	0.25%
September 30, 2014	0.25%
December 31, 2014	0.25%
March 31, 2015	0.25%
June 30, 2015	0.25%
September 30, 2015	0.25%
December 31, 2015	0.25%
March 31, 2016	0.25%
June 30, 2016	0.25%
September 30, 2016	0.25%
December 31, 2016	0.25%
March 31, 2017	0.25%
June 30, 2017	0.25%
September 30, 2017	0.25%
December 31, 2017	0.25%
March 31, 2018	0.25%
June 30, 2018	0.25%
September 30, 2018	0.25%
December 31, 2018	0.25%
March 31, 2019	0.25%
June 30, 2019	0.25%
September 30, 2019	0.25%
December 31, 2019	0.25%
March 31, 2020	0.25%
June 30, 2020	0.25%

Tranche B1 Term Loan Maturity Date	the entire unpaid principal balance of the Tranche B1 Term Loans

For the avoidance of doubt, the US Borrower shall repay the entire unpaid principal balance of the Tranche B1 Term Loans on the Tranche B1 Term Loan Maturity Date.”

(f) Section 2.13 (Payments Generally) of the Credit Agreement is hereby amended by adding the phrase “or Amendment Number 2 Effective Date, as the case may be,” after the words “on the Restatement Date” in each case where such words appear in clause (f) thereof.

(g) Schedule I-A (Term Loan Commitments) to the Credit Agreement is hereby replaced with Schedule I-A attached to this Amendment.

Section 2. New Tranche A Term Loans; Incremental Lenders.

(a) The US Borrower, the Administrative Agent and the Incremental Tranche A Term Lenders acknowledge and agree that (i) the New Tranche A Term Loans shall be deemed to be “Incremental Tranche A Term Loans”, “Incremental Term Loans”, “Tranche A Term Loans”, “Term Loans” and “Loans”, and (ii) the Incremental Tranche A Term Lenders holding New Tranche A Term Loans shall be “Tranche A Term Loan Lenders”, “Term Loan Lenders” and “Lenders”, in each case of (i) and (ii) above, under, and for all purposes of, the Amended Credit Agreement (except as expressly provided otherwise in the Amended Credit Agreement) and the other Loan Documents, and such Incremental Tranche A Term Lenders shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all of the rights of a Tranche A Term Loan Lender thereunder (except as expressly provided otherwise in the Amended Credit Agreement). The US Borrower, the Administrative Agent and the Incremental Tranche A Term Lenders hereby further acknowledge and agree that the New Tranche A Term Loans made on the Amendment Number 2 Effective Date shall not constitute a separate Series of Tranche A Term Loans, but shall instead be one series with, and increase the amount of, the Tranche A Term Loans made on the Restatement Effective Date and, when funded, will constitute Tranche A Term Loans for all purposes of the Amended Credit Agreement. The Amendment Number 2 Facilities Increase is a facilities increase pursuant to Section 2.01(c) (Facilities Increase).

(b) The obligations of the Incremental Tranche A Term Lenders who committed to make New Tranche A Term Loans hereunder to fund each of their respective Pro Rata Tranche A Term Shares (as defined in the Amended Credit Agreement) of the New Tranche A Term Loans hereunder are several and not joint. The failure of any Incremental Tranche A Term Lender who committed to make New Tranche A Term Loans hereunder to fund its Pro Rata Tranche A Term Share of the New Tranche A Term Loans hereunder on the Facilities Increase Date shall not relieve any other Incremental Tranche A Term Lender who committed to make New Tranche A Term Loans hereunder of its corresponding obligation to do so on such date, and no Incremental Tranche A Term Lender making New Tranche A Term Loans hereunder shall be responsible for the failure of any other Incremental Tranche A Term Lender who committed to make New Tranche A Term Loans hereunder to fund its Pro Rata Tranche A Term Share of the New Tranche A Term Loans hereunder.

Section 3. Conditions to Effectiveness. This Amendment shall become effective as of the date (the “Amendment Number 2 Effective Date”) on which each of the following conditions precedent shall have been satisfied:

(a) Certain Documents. The Administrative Agent shall have received each of the following (unless otherwise agreed to or waived by the Administrative Agent), in form and substance satisfactory to the Administrative Agent and dated as of the Amendment Number 2 Effective Date:

(i) this Amendment, duly executed by the Borrower Representative, the Administrative Agent and each Tranche A Term Loan Lender committing to make New Tranche A Term Loans;

(ii) the Consent, Agreement and Affirmation of Guaranty and Pledge and Security Agreement in the form attached hereto as Exhibit A (the “Guarantor Consent”), duly executed by each of the Guarantors;

(iii) written commitments in form and substance satisfactory to the Administrative Agent duly executed by the applicable Incremental Tranche A Term Lenders in an aggregate amount at least equal to the amount of the New Tranche A Term Loans;

(iv) a copy of the certificates of such official attesting to the good standing of each such Loan Party, except for the Luxembourg Borrower, in such State on or prior to the Amendment Number 2 Effective Date;

(v) (A) with respect to the US Borrower, a certificate of a Secretary or Assistant Secretary of the US Borrower or such other Person designated to act on behalf of the US Borrower; and (B) with respect to any other Loan Party (other than the Luxembourg Borrower), a certificate of a Secretary, an Assistant Secretary or a Vice President of such Loan Party or such Person designated to act on behalf of such Loan Party, in each case, certifying (w) the names and true signatures of each officer of such Loan Party that has been authorized to execute and deliver this Amendment and any Loan Document or any other document required hereunder to be executed and delivered by or on behalf of such Loan Party, (x) that there have been no changes in the by-laws (or equivalent Constituent Document) of such Loan Party as in effect on the date of such certification from the by-laws (or equivalent Constituent Document) of such Loan Party delivered in connection with the Credit Agreement other than those changes attached to the certificate, (y) the resolutions of such Loan Party’s Board of Directors or the Board of Managers or Sole Member (or equivalent governing body) approving and authorizing the execution, delivery and performance of this Amendment and the other Loan Documents to which it is a party, including the incurrence of the New Tranche A Term Loans and (z) that there have been no changes in the certificate of incorporation (or equivalent Constituent Document) of such Loan Party from the certificate of incorporation (or equivalent Constituent Document) delivered in connection with the Credit Agreement other than those changes attached to the certificate;

(vi) a favorable opinion of Kane Kessler, P.C., counsel to the Loan Parties in form and substance reasonably satisfactory to the Administrative Agent, and addressing such matters related to this Amendment as the Administrative Agent may reasonably request;

(vii) a certificate of a Responsible Officer of the US Borrower, in form and substance satisfactory to the Administrative Agent, stating that the US Borrower and each of its Subsidiaries on a consolidated basis are Solvent after giving effect to the New Tranche A Term Loans, the application of the proceeds thereof in accordance with this Amendment and the payment of all estimated Attorney Costs, and accounting and other fees related to this Amendment and the Acquisition and to the other Loan Documents and the transactions contemplated thereby; and

(viii) such additional documentation as the Administrative Agent may reasonably require prior to the execution and delivery of this Amendment.

(b) Additional Conditions. (i) The US Borrower shall have delivered to the Administrative Agent a duly executed Tranche A Term Loan Interest Rate Selection Notice, (ii) except as expressly waived or modified pursuant to the terms of this Amendment, the New Tranche A Term Loans shall be made on the terms and conditions set forth in Section 2.01(c) (Facilities Increase) of the Credit Agreement and (iii) the US Borrower shall be in compliance with Section 7.13 (Financial Covenants) of the Credit Agreement on the Amendment Number 2 Effective Date for the most recently ended fiscal quarter for which financial statements are available pursuant to Section 6.01(a) or (b) (Financial Statements) of the Credit Agreement, both before and after giving pro forma effect to the New Tranche A Term Loans.

(c) Fees and Expenses Paid. The Borrower Representative shall have paid to the Administrative Agent, for the account of (i) the Agents, all fees and expenses (including Attorney Costs of the Agents) due and payable on or before the Amendment Number 2 Effective Date and (ii) the Lenders (including any Person becoming a Lender of New Tranche A Term Loans on the Amendment Number 2 Effective Date), any fees due and payable on or before the Amendment Number 2 Effective Date.

(d) Representations and Warranties; No Defaults. The Administrative Agent, for the benefit of the Lenders, shall have received a certificate of a Responsible Officer of the US Borrower certifying that the following statements shall be true on the Amendment Number 2 Effective Date, both before and after giving effect to the incurrence of the New Tranche A Term Loans and the application of the proceeds thereof:

(i) the representations and warranties set forth in Article V (Representations and Warranties) of the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects on and as of the Closing Date and shall be true and correct in all material respects on and as of the Amendment Number 2 Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date, and except to the extent such representations and warranties are qualified as to materiality, in which case such representations and warranties shall be true and correct; and

(ii) no Default or Event of Default shall have occurred and be continuing.

Section 4. Certain Covenants and Agreements.

(a) Further Assurances. The Borrower Representative hereby covenants and agrees that after giving effect to this Amendment, the US Borrower and its respective Subsidiaries shall take such other actions and deliver such documents, at their sole cost and expense, as reasonably requested by Administrative Agent in furtherance of the foregoing, and the US Borrower shall otherwise comply in all respects with Section 6.14 (New Subsidiaries and Pledgors) and Section 6.20 (Further Assurances) of the Amended Credit Agreement in accordance with the terms thereof.

(b) Default. Any breach by the US Borrower of its obligations under this Section 4 shall constitute a Default under Section 8.01(c) (Other Defaults) of the Amended Credit Agreement and, if unremedied after the provision of notice and passage of time contemplated by such Section, an Event of Default for all purposes of the Amended Credit Agreement and the other Loan Documents.

Section 5. Representations and Warranties. The Borrower Representative on behalf of itself and the other Loan Parties, hereby represents and warrants to the Administrative Agent and each Incremental Tranche A Term Lender hereunder as follows:

(a) The execution, delivery and performance of this Amendment and the Guarantor Consent by each Loan Party that is a party hereto and thereto have been duly authorized by all necessary corporate or other Organizational Action (including the consent of stockholders where required), and this Amendment and the Guarantor Consent do not and will not (i) contravene or violate any of the terms of any of such Person’s Constituent Documents, (ii) conflict with or result in any breach or contravention of, constitute a default under, or result in or permit the termination or acceleration of, any material Contractual Obligation material to the Loan Parties as a whole to which the Person is a party, (iii) result in the creation or imposition of any Lien upon any property of such Person or any of its Subsidiaries except for any Permitted Liens, or (iv) violate any Law the violation of which would be material to the Loan Parties as a whole (including Regulations T, U and X of the FRB) or material order, injunction, writ or decree of any Governmental Authority or arbitral award to which such Person or its property is subject.

(b) This Amendment and the Guarantor Consent have been duly executed and delivered by each Loan Party that is a party hereto and thereto. This Amendment, the Guarantor Consent and the Credit Agreement, as amended hereby, constitute a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is a party hereto and thereto in accordance with its terms, except as the enforceability thereof may be limited by public policy, applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other similar Laws relating to or affecting creditors’ rights generally and by the application of general equitable principles (whether considered in proceedings at Law or in equity).

Section 6. Reference to and Effect on the Loan Documents.

(a) As of the Amendment Number 2 Effective Date, each reference in the Credit Agreement and the other Loan Documents to the “Credit Agreement”, “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby.

(b) Except to the extent amended hereby, the Credit Agreement and all of the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any Default or Event of Default or of any right, power, privilege or remedy of any Agent, any Lender or any L/C Issuer under the Credit Agreement or any Loan Document, or constitute a waiver of any provision of the Credit Agreement or any Loan Document.

(d) The Borrower Representative hereby confirms that the security interests and Liens granted by the Borrowers pursuant to the Loan Documents continue to secure the Obligations and that such security interests and Liens remain in full force and effect.

Section 7. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

Section 8. Submission to Jurisdiction. Any legal action or proceeding with respect to this Amendment may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Amendment, each Person party hereto hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

Section 9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

Section 10. Severability. The fact that any term or provision of this Amendment (or of the Credit Agreement to the extent modified pursuant to this Amendment) is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

Section 11. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Receipt by the Administrative Agent of a facsimile, PDF or other electronic copy of an executed signature page hereof shall constitute receipt by the Administrative Agent of an executed counterpart of this Amendment.

Section 12. Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, this Amendment has been duly executed on the date set forth above.

BORROWER REPRESENTATIVE:

JARDEN CORPORATION, a Delaware corporation

By:	/s/ John E. Capps
Name:	John E. Capps
Title:	Executive Vice President – Administration, General Counsel and Secretary

[Amendment No. 2 to Amended and Restated Credit Agreement]

CONSENTED to with respect to the amendment of a technical nature contained in Section 1(e) of this Amendment, as permitted under Section 10.01(a) of the Credit Agreement.

LUXEMBOURG BORROWERS:

JARDEN LUX HOLDINGS S.à r.l., a company incorporated under the laws of the Grand Duchy of Luxembourg

By:	/s/ John E. Capps
Name:	John E. Capps
Title:	Authorized Signatory

JARDEN LUX FINCO S.à r.l., a company incorporated under the laws of the Grand Duchy of Luxembourg

By:	/s/ John E. Capps
Name:	John E. Capps
Title:	Category A Manager

[Amendment No. 2 to Amended and Restated Credit Agreement]

BARCLAYS BANK PLC, as Administrative Agent and Incremental Tranche A Term Lender

By:	/s/ Craig J. Malloy
Name:	Craig J. Malloy
Title:	Director